Exhibit 10.4

FORM OF REGISTRATION RIGHTS AGREEMENT

OF

PJT PARTNERS INC.

Dated as of                     , 2015

i

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (including Appendix A hereto, as such Appendix A may be amended from time to time pursuant to the provisions hereof, this “Agreement”), is made and entered into as of                     , 2015, by and among PJT Partners Inc., a Delaware corporation (the “Company”) and the Covered Persons (defined below) from time to time party hereto.

WHEREAS, the Covered Persons are holders of Partnership Units (defined below), which, subject to certain restrictions and requirements, are exchangeable at the option of the holder thereof for cash or, at the option of the Company, for shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”) on a quarterly basis, from and after the first anniversary of the date that The Blackstone Group L.P. consummates the pro rata distribution to its common unitholders of Class A Common Stock (as contemplated by the Company’s Registration Statement on Form 10 (File No. 001-36869)) (the “Form 10”); and

WHEREAS, the Company desires to provide the Covered Persons with registration rights as provided herein.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND OTHER MATTERS

Section 1.1 Definitions. Capitalized terms used in this Agreement without other definition shall, unless expressly stated otherwise, have the meanings specified in this Section 1.1:

“Beneficial Owner” has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Class A Common Stock” has the meaning ascribed to such term in the Recitals.

“Company” has the meaning ascribed to such term in the preamble.

“Covered Partnership Units” means, with respect to a Covered Person, such Covered Person’s Partnership Units.

“Covered Person” means those persons, other than the Company, who shall from time to time be parties to this Agreement in accordance with the terms hereof (including Permitted Transferees).

“Cut-Off Date” has the meaning ascribed to such term in the Exchange Agreement.

“Custody Agreement and Power of Attorney” has the meaning ascribed to such term in Section 2.3(d).

“Demand Committee” shall mean a committee composed of each Covered Person that constitutes a “Significant Limited Partner” as defined in the Partnership Agreement, for so long as such Covered Person would, assuming the exchange of all such Covered Person’s Covered Partnership Units, hold Registrable Securities representing at least 2% of the then-outstanding shares of Class A Common Stock. If at any time there is no such Covered Person, there shall cease to be a Demand Committee and Sections 2.2 and 2.3 hereof shall have no further force or effect.

“Demand Notice” has the meaning ascribed to such term in Section 2.2(a).

“Demand Registration” has the meaning ascribed to such term in Section 2.2(a).

“Election of Exchange” has the meaning ascribed to such term in the Exchange Agreement.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agreement” means the Exchange Agreement, dated as of or about the date hereof among the Company, the Partnership and holders of Partnership Units from time to time party thereto, as amended from time to time.

“Exchange Rate” has the meaning ascribed to such term in the Exchange Agreement.

“Exchange Registration” has the meaning ascribed to such term in Section 2.1(a).

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Governmental Authority” means any national, local or foreign (including U.S. federal, state or local) or supranational (including European Union) governmental, judicial, administrative or regulatory (including self-regulatory) agency, commission, department, board, bureau, entity or authority of competent jurisdiction.

“Indemnified Parties” has the meaning ascribed to such term in Section 2.6.

“Lock-Up Period” has the meaning ascribed to such term in Section 2.4.

“Maximum Offering Size” has the meaning ascribed to such term in Section 2.2(c).

“Other Registration Rights” means any securities of the Company proposed to be included in such registration by the holders of registration rights granted other than pursuant to this Agreement.

“Partnership” means PJT Partners Holdings LP, a Delaware limited partnership.

“Partnership Agreement” means the Second Amended and Restated Limited Partnership Agreement of PJT Partners Holdings LP dated as of or about the date hereof, as it may be amended, supplemented or restated from time to time.

“Partnership Unit” has the meaning ascribed to such term in the Exchange Agreement.

“Permitted Transferee” means any transferee of a Partnership Unit after the date hereof the transfer of which was permitted by the Partnership Agreement.

“Piggyback Registration” has the meaning ascribed to such term in Section 2.3(a).

“Primary Issuance Funding” has the meaning ascribed to such term in the Exchange Agreement.

“Primary Issuance Funding Securities” has the meaning ascribed to such term in Section 2.2(a).

“Public Offering” means an underwritten public offering pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form.

“Quarterly Exchange Date” has the meaning ascribed to such term in the Exchange Agreement.

“Registering Covered Person” has the meaning ascribed to such term in Section 2.5(a).

“Registrable Securities” means shares of Class A Common Stock that may be delivered in exchange for Partnership Units and other shares of Class A Common Stock otherwise held by Covered Persons from time to time. For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when (i) a registration statement covering resales of such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement, (ii) such Registrable Securities are eligible to be publicly resold by the Covered Person owning such Registrable Securities (including Registrable Securities deliverable to a Covered Person under an effective Exchange Registration) pursuant to Rule 144(b)(1) under the Securities Act or, in the case of Registrable Securities that are not “restricted securities” under Rule 144 under the Securities Act, pursuant to Section 4(a)(1) of the Securities Act (or, in each case, any successor provision then in effect) or (iii) such Registrable Securities cease to be outstanding (or issuable upon exchange).

“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) SEC and securities exchange registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company and the Partnership (including, without limitation, all salaries and expenses of the officers and employees of the Company or the Partnership performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for the Company or the Partnership and customary fees and expenses for independent certified public accountants retained by the Company or the Partnership (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters requested pursuant to Section 2.5(i)), (vii) reasonable fees and expenses of any special experts retained by the Company or the Partnership in connection with such registration, (viii) in connection with a registration pursuant to Sections 2.2 or 2.3, reasonable fees of not more than one counsel for all of the Covered Persons participating in the offering selected by the Demand Committee, (ix) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter,” including the fees and expenses of any counsel thereto, (x) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities or Primary Issuance Funding Securities, (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities or Primary Issuance Funding Securities, (xii) transfer agents’ and registrars’ reasonable fees and expenses and the reasonable fees and expenses of any other agent or trustee appointed in connection with such offering, (xiii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities or Primary Issuance Funding Securities and (xiv) all out-of-pocket costs and expenses incurred by the Company, the Partnership or their appropriate officers in connection with their compliance with Section 2.5(m). Registration Expenses shall exclude any internal expenses of each Covered Person and any stock transfer taxes.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Stock Amount” has the meaning ascribed to such term in the Exchange Agreement.

“Suspension Period” has the meaning ascribed to such term in Section 2.5(k).

Section 1.2 Definitions Generally. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. When used herein:

(a) the word “or” is not exclusive;

(b) the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

(c) the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

(d) the word “person” means any individual, corporation, limited liability company, trust, joint venture, association, company, partnership or other legal entity or a government or any department or agency thereof or self-regulatory organization; and

(e) all section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement.

Nothing herein shall be construed to alter, amend, extend or otherwise modify the rights, obligations, terms and conditions of any other agreements involving the Company and the Covered Persons, including without limitation, the Exchange Agreement.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1 Exchange Registration.

(a) The Company shall use its commercially reasonable efforts to file with the SEC prior to the time that Partnership Units held by Covered Persons become eligible for exchange pursuant to the terms of the Exchange Agreement and cause to be declared effective under the Securities Act by the SEC promptly thereafter, one or more registration statements (the “Exchange Registration”) covering (i) the delivery by the Company from time to time to the Covered Persons of the number of shares of Class A Common Stock that would be deliverable to the Covered Persons in exchange for Partnership Units pursuant to the Exchange Agreement assuming that all Partnership Units held by Covered Persons were exchanged for the Stock Amount or (ii) if the Company determines that the registration provided for in clause (i) is not available for any reason, the registration of resale of such shares of Class A Common Stock by the Covered Persons.

(b) The Company shall be liable for and pay all Registration Expenses in connection with any Exchange Registration, regardless of whether such registration becomes effective.

(c) Upon notice to each Covered Person, the Company may postpone effecting a registration pursuant to this Section 2.1 for a reasonable time specified in the notice but not exceeding 90 days, if (i) the Board shall determine in good faith that effecting the registration would materially and adversely affect an offering of securities of the Company the preparation of which had then been commenced or (ii) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Board believes in good faith would not be in the best interests of the Company.

Section 2.2 Demand Registration.

(a) To the extent one or more Covered Persons have delivered Elections of Exchange pursuant to the Exchange Agreement in respect of any Quarterly Exchange Date covering Partnership Units having an aggregate market value (based on the most recent closing price of the Company’s Class A Common Stock on the securities exchange on which such Class A Common Stock is listed at the time of the applicable Demand Notice (as defined below)) of at least $75 million, the Demand Committee shall have the right at any time prior to the applicable Cut-Off Date to provide a written request to the Company (a “Demand Notice”) that the Company effect the registration under the Securities Act of, in the Company’s sole and absolute discretion, (x) the offer and sale by such Covered Persons of Registrable Securities that the Company shall deliver to such Covered Persons, at or prior to the settlement of such offering, in exchange for the Partnership Units that are the subject of such Elections of Exchange at the applicable Exchange Rate or (y) the offer and sale by the Company of a number of shares of Class A Common Stock (“Primary Issuance Funding Securities”) equal to the product of the number of Partnership Units that are the subject of such Elections of Exchange multiplied by the Exchange Rate, the net proceeds of which issuance (determined after deduction of any underwriting discounts and commissions, but not of any other offering expenses, including Registration Expenses) the Company shall use to acquire from such Covered Persons the Partnership Units that are the subject of such Elections of Exchange (a “Demand Registration”), whereupon the Company shall use its commercially reasonable efforts to effect, as expeditiously as reasonably practicable, subject to paragraphs (c) and (d) of this Section 2.2, such registration under the Securities Act of the Registrable Securities or Primary Issuance Funding Securities for which the Demand Committee has requested registration under this Section 2.2, all to the extent necessary to permit the offer and sale (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities or Primary Issuance Funding Securities to be so registered; provided, however, that the Company will not be obligated to effect any such requested registration within 180 days after the effective date of a previous Demand Registration. The public offering price for any Public Offering of Primary Issuance Funding Securities shall be determined as mutually agreed upon between the Company and the lead managing underwriters of such a Public Offering. Each Demand Notice delivered pursuant to this section 2.2(a) shall include the information set forth under Section 2.5(j) to the extent applicable. The Company shall inform the Demand Committee immediately upon request of the number of Partnership Units in respect of which Covered Persons have delivered Elections of Exchange for any Quarterly Exchange Date.

(b) At any time prior to the effective date of the registration statement relating to a Demand Registration, the Demand Committee may revoke such Demand Notice by providing a notice to the Company revoking such Demand Notice. The Company shall be liable for and pay all Registration Expenses in connection with any Demand Registration.

(c) If a Demand Registration involves a Public Offering and the sole or managing underwriters advise the Company that, in their view, the number of Registrable Securities, Primary Issuance Funding Securities and/or other securities that the Company and such Covered Persons intend to include in such registration exceeds the largest number of Registrable Securities, Primary Issuance Funding Securities and/or other securities that can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof (the “Maximum Offering Size”), the Company shall include in such registration, in the following priority, up to the Maximum Offering Size:

(i) first, all Registrable Securities or Primary Issuance Funding Securities requested to be registered in the Demand Registration by the Demand Committee (allocated, if necessary for the offering not to exceed the Maximum Offering Size, in such proportions as shall be determined by the Demand Committee);

(ii) second, any securities other than Primary Issuance Funding Securities proposed to be registered by the Company for its own account and any securities entitled to Other Registration Rights requested to be registered by the holders thereof, ratably among the Company and the holders of such Other Registration Rights, based (A) as between the Company and the holders of such Other Registration Rights, on the respective amounts of securities requested to be registered, and (B) as among the holders of such Other Registration Rights, on the respective amounts of securities subject to such Other Registration Rights held by each such holder.

(d) Upon notice to the Demand Committee, the Company may postpone filing (but not the preparation of) a registration pursuant to this Section 2.2 for a reasonable time not exceeding 60 days thereafter or 90 days in any 365-day period, if (i) the Board or a committee of the Board shall determine in good faith that the filing of such registration statement or effecting a registration would materially and adversely affect an offering of securities of the Company the preparation of which had then been commenced or (ii) the Company is in possession of material non-public information the disclosure of which, during the period specified in such notice the Board or a committee of the Board believes in good faith, would not be in the best interests of the Company, or would have a material adverse effect on any active proposal by the Company or any of its subsidiaries to engage in any material acquisition, merger, consolidation, tender offer, other business combination, reorganization, securities offering or other material transaction.

Section 2.3 Piggyback Registration.

(a) Subject to any contractual obligations to the contrary, if the Company proposes at any time to register any of the equity securities issued by it under the Securities Act (other than (i) an Exchange Registration, (ii) a registration statement filed in connection with a Primary Issuance Funding under the Exchange Agreement, (iii) a registration on Form S-8 or any successor form relating to Class A Common Stock issuable in connection with any employee benefit or similar plan of the Company, (iv) a registration on Form S-4 or any successor form in connection with a direct or indirect acquisition by the Company of another person or as a recapitalization or reclassification of securities of the Company, (v) a registration in connection with any dividend reinvestment or similar plan, or (vi) a registration in which the only common stock being registered is common stock issuable upon conversion of debt securities which are also being registered), whether or not for sale for its own account, the Company shall each such time give prompt notice at least 10 business days prior to the anticipated filing date of the registration statement relating to such registration to the Demand Committee, which notice shall offer the Demand Committee the opportunity to elect to require that the Company register in such registration statement (x) the number of Registrable Securities of the same class or series as those proposed to be registered as the Demand Committee may request or (y) in the Company’s sole and absolute discretion, Primary Issuance Funding Securities of the same class or series as those proposed to be registered in such amount(a “Piggyback Registration”), subject to the provisions of Section 2.3(b). If the Demand Committee elects to effect a Piggyback Registration, the Company shall give notice of the registration statement relating to such registration to those Covered Persons whom the Demand Committee determines to afford participation in the Piggyback Registration. Upon the request of the Demand Committee, the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities or Primary Issuance Funding Securities that the Company has been so requested to register by the Demand Committee, to the extent necessary to permit the offer and sale of the Registrable Securities or Primary Issuance Funding Securities to be so registered; provided that (i) if such registration involves a Public Offering and the Company has elected to register the offer and sale by Covered Persons of Registrable Securities rather than the offer and sale by the Company of Primary Issuance Funding Securities, all such Covered Persons to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company or any other selling person, as applicable, and (ii) if, at any time after giving notice of its intention to register any securities pursuant to this Section 2.3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company shall give notice of such determination to the Demand Committee and, thereupon shall be relieved of its obligation to register any Registrable Securities or Primary Issuance Funding Securities in connection with such registration, or shall be permitted to delay registration of such securities, as the case may be. No registration effected under this Section 2.3 shall relieve the Company of its obligations to effect an Exchange Registration or Demand Registration to the extent required by Section 2.1 or Section 2.2, respectively. The Company shall pay all Registration Expenses in connection with each Piggyback Registration.

(b) Subject to Section 2.2(c) and any other contractual obligations to the contrary, if a Piggyback Registration involves a Public Offering and the sole or managing underwriters advise the Company that, in their view, the number of Registrable Securities or Primary Issuance Funding Securities that the Company and such Covered Persons intend to include in such registration exceeds the Maximum Offering Size, the Company shall include in such registration, in the following priority, up to the Maximum Offering Size:

(i) first, (A) where the Public Offering is initiated by the Company, any securities other than Primary Issuance Funding Securities proposed to be registered by the Company for its own account or (B) where the Public Offering is an underwritten secondary registration initiated by holders of Other Registration Rights (such holders, the “Initiating Holders”), any securities proposed to be registered pursuant to any demand registration rights of such Initiating Holders;

(ii) second, (A) where the Public Offering is initiated by the Company, (x) any Registrable Securities or Primary Issuance Funding Securities requested to be registered by the Demand Committee and (y) any Company securities entitled to Other Registration Rights that are pari passu with the Piggyback Registration rights of Covered Persons hereunder requested to be registered by the holders thereof, ratably among the participating Covered Persons and holders of such Other Registration Rights based on the respective amounts of securities each has requested to be included or (B) where the Public Offering is an underwritten secondary registration initiated by holders of Other Registration Rights, (x) any Registrable Securities or Primary Issuance Funding Securities requested to be registered by the Demand Committee, (y) any Company securities (other than those held by the Initiating Holders) entitled to Other Registration Rights that are pari passu with the Piggyback Registration rights of Covered Persons hereunder requested to be registered by the holders thereof and (z) any securities other than Primary Issuance Funding Securities proposed to be registered by the Company for its own account, ratably among the Company, such participating Covered Persons and such holders of Other Registration Rights based on the respective amounts of securities the Company has proposed to include and the Demand Committee and such holders of Other Registration Rights have requested to be included; and

(iii) third, any securities proposed to be registered for the account of any other persons with such priorities among them as the Company shall determine.

(c) Notwithstanding any provision in this Section 2.3 or elsewhere in this Agreement, no provision relating to the registration of Registrable Securities or Primary Issuance Funding Securities shall be construed as permitting any Covered Person to effect a transfer of securities, including shares of Class A Common Stock or Partnership Units, that is otherwise prohibited by the terms of any agreement between such Covered Person and the Company or any of its subsidiaries. Unless the Company shall otherwise consent, the Company shall not be obligated to provide notice or afford Piggyback Registration to any Covered Person pursuant to this Section 2.3 unless some or all of such person’s Registrable Securities are permitted to be transferred under the terms of applicable agreements between such person and the Company or any of its subsidiaries.

(d) In connection with a Piggyback Registration pursuant to this Section 2.3, a participating Covered Person will, if requested by the Company, execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to the Company with respect to such Covered Person’s Registrable Securities or Covered

Partnership Units (in the case of a registration of Primary Issuance Funding Securities) to be sold in connection with such Piggyback Registration and such other agreements as the Company may reasonably request to further evidence the provisions of this Section 2.3.

Section 2.4 Lock-Up Agreements. The Company and each Covered Person agree, and the Company will cause its Directors and each of its “officers,” as defined in Rule 16a-1(f) of the Exchange Act (the “Officers”) to agree, that in connection with any Public Offering of Registrable Securities or Primary Issuance Funding Securities, if so requested by the lead managing underwriters in any Public Offering, the Company will not and each Covered Person, without the written consent of the Demand Committee, will not (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any of the securities being registered or any securities convertible or exchangeable or exercisable for such securities or (y) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the securities being registered or any securities convertible or exchangeable or exercisable for such securities (except, in each case, as part of such Public Offering), during the period (the “Lock-Up Period”), subject to customary exceptions as may be agreed among the Company, each of its Directors and each of its Officers and the lead managing underwriters of such Public Offering, beginning 14 days prior to the effective date of the applicable registration statement until the earlier of (i) such time as the Company and the lead managing underwriters shall agree and (ii) 180 days following the pricing of such Public Offering.

Section 2.5 Registration Procedures. In connection with any Demand Registration or Piggyback Registration pursuant to Sections 2.2 or 2.3, subject to the provisions of such Sections, the paragraphs below shall be applicable, and in connection with any Exchange Registration pursuant to Section 2.1, paragraphs (a), (c), (d), (e), (f), (k), (l) and (n) below shall be applicable:

(a) The Company shall as expeditiously as reasonably practicable prepare and file with the SEC a registration statement on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the registration of the Registrable Securities or Primary Issuance Funding Securities, as the case may be, to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than 40 days, or in the case of an Exchange Registration until all of the Registrable Securities of the Covered Persons included in any such registration statement (each, a “Registering Covered Person”) shall have actually been exchanged thereunder.

(b) Prior to filing a registration statement or prospectus or any amendment or supplement thereto, the Company shall, if requested, furnish to each Registering Covered Person, if any, and each underwriter, if any, of the Registrable Securities or Primary Issuance Funding Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company shall furnish to such Registering Covered Person, if any, and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as such Registering Covered Person, if any, or underwriter, if any, may reasonably request in order to facilitate the disposition of the applicable Registrable Securities or Primary Issuance Funding Securities. Each Registering Covered Person, if any, shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to such Registering Covered Person and the Company shall use its commercially reasonable efforts to comply with such request, provided, however, that the Company shall not have any obligation to so modify any information if the Company reasonably expects that so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) After the filing of the registration statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities or Primary Issuance Funding Securities, as applicable, covered by such registration statement during the applicable period in accordance with the intended methods of disposition set forth in such registration statement or supplement to such prospectus and (iii) promptly notify each Registering Covered Person, if any, holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC suspending the effectiveness of such registration statement or any state securities commission and take all commercially reasonable efforts to prevent the entry of such stop order or to obtain the withdrawal of such order if entered.

(d) To the extent any “free writing prospectus” (as defined in Rule 405 under the Securities Act) is used, the Company shall file with the SEC any free writing prospectus that is required to be filed by the Company with the SEC in accordance with the Securities Act and retain any free writing prospectus not required to be filed.

(e) The Company shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities or Primary Issuance Funding Securities, as applicable, covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Registering Covered Person holding any such Registrable Securities or each underwriter, if any, reasonably (in light of such member’s intended plan of distribution) requests and (ii) cause such Registrable Securities or Primary Issuance Funding Securities, as applicable, to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable any such Registering Covered Person to consummate the disposition of the Registrable Securities owned by such person, or, in the case of Primary Issuance Funding Securities, to permit the offer and sale by the Company of such Primary Issuance Funding Securities; provided, in each case, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.5(e), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(f) If, at any time when a prospectus is required to be delivered under the Securities Act to purchasers of Registrable Securities or Primary Issuance Funding Securities, there shall occur an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Registrable Securities or Primary Issuance Funding Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Company shall immediately notify each Registering Covered Person, if any, or each underwriter, if any, of the occurrence of such event and promptly prepare and make available to each such Registering Covered Person, if any, or underwriter, if any, and file with the SEC any such supplement or amendment.

(g) The Demand Committee shall select an underwriter or underwriters in connection with any Public Offering, except in connection with Piggyback Registrations. In connection with any Public Offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form and reasonably acceptable to the Company) and take such all other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities or Primary Issuance Funding Securities, as applicable, in any such Public Offering, including if necessary the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with FINRA.

(h) Subject to the execution of confidentiality agreements satisfactory in form and substance to the Company in the exercise of its good faith judgment, pursuant to the reasonable request of the Demand Committee or underwriter (if any), the Company will give to each Registering Covered Person (if any), each underwriter (if any) and their respective counsel and accountants (i) reasonable and customary access to its books and records and (ii) such opportunities to discuss the business of the Company with its directors, officers, employees, counsel and the independent public accountants who have certified its financial statements, as shall be appropriate, in the reasonable judgment of counsel to such Registering Covered Person or underwriters, to enable them to exercise their due diligence responsibility.

(i) The Company shall use its commercially reasonable efforts to furnish to each such underwriter, if any, a signed counterpart, addressed to such underwriters, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as such underwriters reasonably request.

(j) Each Registering Covered Person, if any, registering securities under Sections 2.2 or 2.3 shall promptly furnish in writing to the Company the information set forth in Appendix A and such other information regarding itself and the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required or advisable in connection with such registration.

(k) Each Registering Covered Person, if any, and each underwriter, if any, agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(f), such Registering Covered Person or underwriters shall forthwith discontinue disposition of Registrable Securities or Primary Issuance Funding Securities, as applicable, pursuant to the registration statement covering such securities until such Registering Covered Person’s or underwriter’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.5(f), provided, however, that for a reasonable time not exceeding 60 days thereafter or 90 days in any 365-day period (the “Suspension Period”) the Company may suspend the use or effectiveness of any registration statement, if the Company’s Board determines, in its sole discretion, that the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company believes in good faith would not be in the best interests of the Company. If the Company imposes a Suspension Period pursuant to this Section 2.5(k), it shall provide written notice of the same to the Demand Committee, each Registering Covered Person, if any, and each underwriter, if any, and specifying the length of such Suspension Period, and, if so directed by the Company, such Registering Covered Person, if any, or underwriter shall deliver to the Company all copies, other than any permanent file copies then in such Registering Covered Person’s or underwriter’s possession, of the most recent prospectus covering such Registrable Securities or Primary Issuance Funding Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.5(a)) by the number of days during the period from and including the date that the use of such registration statement was first suspended pursuant to this Section 2.5(k) to the date when the Company shall file with the SEC a prospectus supplemented or amended to conform with the requirements of Section 2.5(f).

(l) The Company shall use its commercially reasonable efforts to list all Registrable Securities or Primary Issuance Funding Securities covered by such registration statement on any securities exchange or quotation system on which any of the Registrable Securities or Primary Issuance Funding Securities are then listed or traded.

(m) The Company shall cause appropriate officers of the Company or the Partnership to (i) prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, (ii) take other actions to obtain ratings for any Registrable Securities or Primary Issuance Funding Securities, as applicable, and (iii) otherwise use their commercially reasonable efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities or Primary Issuance Funding Securities.

(n) The Company shall facilitate the timely delivery of the Registrable Securities or Primary Issuance Funding Securities to be sold, which shall not bear any restrictive legends, and to enable such Registrable Securities or Primary Issuance Funding Securities to be issued in such denominations and registered in such names as such Registering Covered Persons, if any, or the underwriters, if any, may reasonably request at least two business days prior to the closing of any sale of Registrable Securities or Primary Issuance Funding Securities.

Section 2.6 Indemnification by the Company. In the event of any registration of any Registrable Securities of the Company under the Securities Act pursuant to this Article II, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, a Registering Covered Person, each affiliate of such Registering Covered Person and their respective directors and officers or general and limited partners or members and managing members (including any director, officer, affiliate, employee, agent and controlling person of any of the foregoing) and each other person, if any, who controls such Registering Covered Person within the meaning of the Securities Act (collectively, the “Indemnified Parties”), from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) (together, “Losses”), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or amendment or supplement thereto under which such Registrable Securities were registered or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such Losses are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto, in reliance upon and in conformity with written information regarding a Registering Covered Person furnished to the Company by such Registering Covered Person or other Indemnified Party with respect to such seller or any underwriter specifically for use in the preparation thereof.

Section 2.7 Indemnification by Registering Covered Persons. Each Registering Covered Person hereby severally and not jointly indemnifies and holds harmless, and the Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with this Article II, that the Company shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold harmless, the Company and all other prospective sellers of Registrable Securities, each officer of the Company who signed the registration statement and each person, if any, who controls the Company and all other prospective sellers of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in Section 2.6 above, but only with respect to any Losses that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company with respect to such Registering Covered Person or any underwriter specifically for use in the preparation of such registration statement, prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of the Registering Covered Persons or any underwriter, or any of their respective affiliates, directors, officers or controlling persons and shall survive the transfer of such securities by such person. In no event shall any such indemnification liability of any Registering Covered Person be greater in amount than the dollar amount of the net proceeds received by such Registering Covered Person (after deduction of any underwriting discounts and commissions but before expenses) upon the sale of the Registrable Securities giving rise to such indemnification obligation.

Section 2.8 Conduct of Indemnification Proceedings. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article II, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article II, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice.

In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. It is understood and agreed that the indemnifying person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Covered Person, its affiliates, directors and officers and any control persons of such Indemnified Party shall be designated in writing by the Demand Committee, (y) in all other cases shall be designated in writing by the Board. The indemnifying person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying person agrees to indemnify each Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No indemnifying person shall, without the written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnification could have been sought hereunder by such Indemnified Party, unless such settlement (A) includes an unconditional release of such Indemnified Party, in form and substance reasonably satisfactory to such

Indemnified Party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

Section 2.9 Contribution. If the indemnification provided for in this Article II from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 2.9 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 2.10 Participation by Covered Persons. No Covered Person may participate in any Public Offering (or sell Partnership Units to the Company in connection with the Company’s issuance of Primary Issuance Funding Securities, as contemplated by Section 2.2(a)) unless such Covered Person (a) agrees to sell such Covered Person’s securities on the basis provided in any underwriting or purchase arrangements approved by the Covered Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting or purchase agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

Section 2.11 Parties in Interest. Each Covered Person shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement by reason of such Covered Person’s election to participate in a registration under this Article II. To the extent Partnership Units are effectively transferred in accordance with the terms of the Partnership Agreement, the Permitted Transferee of such Partnership Units shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement upon becoming bound hereby pursuant to Section 3.1(c).

Section 2.12 Acknowledgement Regarding the Company. Other than those determinations reserved expressly to the Demand Committee, all determinations necessary or advisable under this Article II shall be made by the Board, the determinations of which shall be final and binding.

Section 2.13 Cooperation by the Company. If the Covered Person shall transfer any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall use its commercially reasonable efforts to cooperate with the Covered Person and shall provide to the Covered Person such information as may be required to be provided under Rule 144 under the Securities Act.

ARTICLE III

MISCELLANEOUS

Section 3.1 Term of the Agreement; Termination of Certain Provisions.

(a) The term of this Agreement shall continue until the first to occur of (i) such time as no Covered Person holds any Covered Partnership Units or Registrable Securities and (ii) such time as the Agreement is terminated by the Company and the Demand Committee. This Agreement may be amended only with the consent of the Company and the Demand Committee; provided that no amendment may materially and adversely affect the rights of a Covered Person, as such, other than on a pro rata basis with other Covered Persons without the consent of such Covered Person (or, if there is more than one such Covered Person that is so affected, without the consent of a majority of such affected Covered Persons in accordance with their holdings of Covered Partnership Units and Registrable Securities, including each so affected Significant Limited Partner).

(b) Unless this Agreement is theretofore terminated pursuant to Section 3.1(a) hereof, a Covered Person shall be bound by the provisions of this Agreement with respect to any Covered Partnership Units or Registrable Securities until such time as such Covered Person ceases to hold any Covered Partnership Units or Registrable Securities. Thereafter, such Covered Person shall no longer be bound by the provisions of this Agreement other than Sections 2.7, 2.8, 2.9 and 2.11 and this Article III.

(c) Any Permitted Transferee of a Covered Person shall be entitled to become part to this agreement as a Covered Person; provided, that, such Permitted Transferee shall first sign an agreement in the form approved by the Company acknowledging that such Permitted Transferee is bound by the terms and provisions of the Agreement.

Section 3.2 Assignment; Successors. This Agreement shall be binding upon and inure to the benefit of the respective legatees, legal representatives, successors and assigns of the Covered Persons; provided, however, that a Covered Person may not assign this Agreement or any of his rights or obligations hereunder, and any purported assignment in breach hereof by a Covered Person shall be void except in connection with any transfer to a Permitted Transferee in accordance with this Agreement; and provided further that no assignment of this Agreement by the Company or to a successor of the Company (by operation of law or otherwise) shall be valid unless such assignment is made to a person which succeeds to the business of such person substantially as an entirety.

Section 3.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware.

Section 3.4 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

Section 3.5 Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

Section 3.6 Successors and Assigns; Certain Transferees Bound Hereby. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by each of the Company and the Partnership and their successors and assigns, and by the Covered Persons and their respective successors and assigns so long as they hold shares of Class A Common Stock or Partnership Units. Notwithstanding the foregoing, the indemnification and contribution provisions of this Agreement shall bind and inure to the benefit of and be enforceable by any person who continues to be a Covered Person but ceases to hold any shares of Class A Common Stock or Partnership Units.

Section 3.7 Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

Section 3.8 Submission to Jurisdiction; Waiver of Jury Trial.

(a) Any and all disputes which cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) shall be finally settled by arbitration conducted by a single arbitrator in New York in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce. If the parties to the dispute fail to agree on the selection of an arbitrator within thirty (30) days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment. The arbitrator shall be a lawyer and shall conduct the proceedings in the English language. Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings.

(b) Notwithstanding the provisions of paragraph (a), the parties hereto may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (b), each party hereto (i) expressly consents to the application of paragraph (c) of this Section 3.8 to any such action or proceeding and (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate.

(c) (i) EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF COURTS LOCATED IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 3.8, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm an arbitration award. The parties acknowledge that the fora designated by this paragraph (c) have a reasonable relation to this Agreement, and to the parties’ relationship with one another.

(ii) The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in the preceding paragraph of this Section 3.8 and such parties agree not to plead or claim the same.

Section 3.9 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.9):

(a)	If to the Company at:

PJT Partners Inc.

280 Park Avenue

New York, New York 10017

Attention: Chairman and Chief Executive Officer

Fax:

Email:

with a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153-0119

Attention: Michael J. Aiello

Fax: (212) 310-8007

Email: michael.aiello@weil.com

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3954

Attention: Joshua Ford Bonnie, Esq.

Fax: (212) 455-2502

Email: jbonnie@stblaw.com

(b)	If to the Partnership at:

PJT Partners Holdings LP

c/o PJT Partners Inc.

280 Park Avenue

New York, New York 10017

Attention: Chairman and Chief Executive Officer

Fax:

Email:

with a copy to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3954

Attention: Joshua Ford Bonnie, Esq.

Fax: (212) 455-2502

Email: jbonnie@stblaw.com

(c) If to any Covered Person, to the address and other contact information set forth in the records of the Partnership from time to time.

Section 3.10 Specific Performance. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may be then available.

Section 3.11 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed or caused to be duly executed this Agreement as of the dates indicated.

PJT PARTNERS INC.

By:

Name:
Title:

COVERED PERSONS

[COVERED PERSON]

By:

Name:
Title:

[Signature Page – Registration Rights Agreement]

Appendix A

PJT PARTNERS INC.

Covered Person Questionnaire

The undersigned Covered Person understands that the Company has filed or intends to file with the SEC a registration statement for the registration of the shares of Class A Common Stock (as such may be amended, the “Registration Statement”), in accordance with Sections 2.2 or 2.3 of the Registration Rights Agreement, dated as of                     , 2015 (the “Registration Rights Agreement”), among the Company and the Covered Persons referred to therein. A copy of the Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

NOTICE

The undersigned Covered Person hereby gives notice to the Company of its intention to register Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Registration Statement. The undersigned, by signing and returning this Questionnaire, understands that it will be bound by the terms and conditions of this Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and all other prospective sellers of Registrable Securities, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company and all other prospective sellers of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities arising in connection with statements made or omissions concerning the undersigned in the Registration Statement, prospectus, any free writing prospectus or any “issuer information” in reliance upon the information provided in this Questionnaire.

The undersigned Covered Person hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Name.

	(a)	Full Legal Name of Covered Person:

	(b)	Full Legal Name of Covered Person (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

	(c)	Full Legal name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held:

(d)

Full Legal Name of natural control person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the Registrable Securities listed in Item 3 below):

2.		Address for Notices to Covered Person:

Telephone:
Fax:
Email:
Contact Person:

3.		Beneficial Ownership of Registrable Securities:

Number of Registrable Securities beneficially owned:

4.		Broker-Dealer Status:

	(a)	Are you a broker-dealer?

Yes ☐ No ☐

	Note:	If yes, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

	(b)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

If yes, please identify the broker-dealer with whom the Covered Person is affiliated and the nature of the affiliation:

	(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

	Note:	If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

	(d)	If you are (1) a broker-dealer or (2) an affiliate of a broker-dealer and answered “no” to Question 4(c), do you consent to being named as an underwriter in the Registration Statement?

Yes ☐ No ☐

5.	Beneficial Ownership of Other Securities of the Company Owned by the Covered Person.

Except as set forth below in this Item 5, the undersigned Covered Person is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Covered Person:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned Covered Person nor any of its affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Intended Method of Disposition of Registrable Securities (Only Applicable to a Demand Registration Effected Pursuant to Section 2.2 of the Registration Rights Agreement):

Intended Method or Methods of Disposition of Registrable Securities beneficially owned:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and at any time while the Registration Statement remains in effect.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE SEND A COPY OF THE COMPLETED AND EXECUTED

QUESTIONNAIRE BY FAX OR ELECTRONIC MAIL, AND RETURN THE

ORIGINAL BY OVERNIGHT MAIL, TO:

PJT Partners Inc.

280 Park Avenue

New York, New York 10017

Attention: Chairman and Chief Executive Officer

Fax:

Email: